MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND

                  Supplement dated April 29, 2005 to the
                   Prospectus dated December 30, 2004


Effective June 30, 2005, Merrill Lynch U.S. Government Mortgage Fund (the "Fund") will change its name to Merrill Lynch U.S. Government Fund. As a result of this name change, the Fund will revise its current non-fundamental investment restriction to invest at least 80% of its assets in U.S. Government securities representing an ownership interest in mortgage pools, or U.S. Government and U.S. Government Agency securities of issuers whose primary purpose is to facilitate the making of residential or commercial mortgages to eliminate the reference to mortgage securities. Effective June 30, 2005, the Fund will, as a non-fundamental investment restriction, invest, under normal circumstances, at least 80% of its assets in U.S. Government and U.S. Government agency securities. In addition, the Fund will target an average remaining maturity of between three and ten years (for mortgage backed securities, maturity will be considered to be the average remaining life based on certain prepayment assumptions). These changes will not affect any investor's holding in the Fund or the Fund's investment objective to seek high current return through investments in U.S. Government securities and U.S. Government Agency securities, including Government National Mortgage Association mortgage backed certificates and other mortgage backed government securities.









Code # 10259-1204STK